UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007
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HARLEYSVILLE GROUP INC.
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(Exact name of registrant as specified in its charter)

                           Delaware                0-14697              51-0241172
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                       (State or other jurisdiction     (Commission          (IRS Employer
                        of incorporation)            File Number)          Identification No.)

                         355 Maple Avenue, Harleysville, Pennsylvania               19438
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                           (Address of principal executive offices)                (Zip Code)

(215) 256-5000
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Registrant’s telephone number, including area code

Not Applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13)

ITEM 5.02 DEPARTURE OF CERTAIN DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At its Annual Meeting, held on April 25, 2007, the stockholders of Harleysville Group Inc. (the “Company”) approved the Amended and Restated Equity Incentive Plan and the Amended and Restated Directors’ Equity Compensation Plan.

Amended and Restated Equity Incentive Plan

Pursuant to the Amended and Restated Equity Incentive Plan (the “EIP”), the Company is authorized to grant equity-based awards to officers and employees of the Company. The amendment, as approved: (1) adds restricted stock units to the types of awards that may be granted under the EIP; (2) expands the class of Participants to include a potentially broader base of employees eligible to participate; (3) provides the Compensation and Personnel Development Committee of the Board of Directors with the authority to make amendments to existing awards, subject to applicable legal requirements and stockholder approval, if required; and (4) makes changes to comply with changes in the law since the last approval of the EIP.

Amended and Restated Directors’ Equity Compensation Plan

Pursuant to the Amended and Restated Directors’ Equity Compensation Plan (the “Directors’ Plan”), the Company is authorized to grant equity-based awards to non-employee directors of the Company and Harleysville Mutual Insurance Company. The amendment, as approved: (1) adds stock options and restricted stock to the types of awards that may be granted under the Directors’ Plan; (2) increases the number of shares available for award under the Directors’ Plan to 500,000; (3) extends the term of the Directors’ Plan to February 21, 2017; (4) increases the dollar value of annual deferred stock units awards from $30,000 to $50,000 per non-employee director continuing in office after each annual meeting; (5) provides the Compensation and Personnel Development Committee of the Board of Directors with the authority to make amendments to existing awards, subject to applicable legal requirements and stockholder approval, if required; (6) makes conforming changes to provide for consistency between the EIP and the Directors’ Plan; and (7) makes changes to comply with changes in the law since the last approval of the Directors’ Plan.

The EIP and the Directors’ Plan will be attached as exhibits to the next quarterly report on Form 10-Q filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE GROUP INC. Registrant

May 1, 2007	/s/Robert A. Kauffman
ROBERT A. KAUFFMAN
Senior Vice President, Secretary & General Counsel